Exhibit 10.1

SAREPTA THERAPEUTICS, INC.

BY EMAIL

September 16, 2024

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

Attention: Josh Murray,

Equity Capital Markets

Telephone No.: [**]

Re: Supplement to Base Capped Call Option Transaction Confirmation and
Additional Capped Call Option Transaction Confirmation

To Whom It May Concern:

Reference is made to (i) that certain base call option transaction confirmation, dated as of November 8, 2017, by and between Sarepta Therapeutics, Inc. (“Counterparty”) and Goldman Sachs & Co. LLC (“Dealer”) (the “Base Capped Call Confirmation”) and (ii) that certain additional call option transaction confirmation, dated as of November 9, 2017, between Counterparty and Dealer, each as modified by that certain Partial Termination Agreement dated as of September 19, 2022 between Counterparty and Dealer (the “Additional Capped Call Confirmation” and, together with the Base Capped Call Confirmation, the “Capped Call Confirmations”). Capitalized terms used but not defined herein have the meaning ascribed to them in the Capped Call Confirmations.

Notwithstanding anything to the contrary in the Capped Call Confirmations, or in any notice delivered by Counterparty to Dealer prior to the date hereof, Counterparty hereby notifies Dealer, and by signing below Dealer hereby agrees, that the Settlement Method for the Options will be Cash Settlement.

Except as otherwise set forth herein, the Capped Call Confirmations shall remain unchanged and in full force and effect. From and after the date hereof, any reference to the Capped Call Confirmations shall be a reference to the Capped Call Confirmations as supplemented hereby.

Each signatory hereto represents and warrants that it (i) has the power to execute and deliver this supplement and to perform its obligations hereunder and (ii) has taken all necessary action to authorize such execution, delivery and performance.

Counterparty further represents and warrants to Dealer as of the date hereof that:

(i) Counterparty is not aware of any material nonpublic information with respect to the Shares; and

(ii) Counterparty is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended.

This supplement shall be governed and construed in accordance with the laws specified in the Capped Call Confirmations.

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Very truly yours,

Sarepta Therapeutics, Inc.

By: /s/ Ian Estepan
Authorized Signatory
Name: Ian Estepan
CFO

Accepted and agreed:

Goldman Sachs & Co. LLC

By: /s/ Michael Voris
Authorized Signatory
Name: Michael Voris
Partner Managing Director

[Signature Page to GS&Co. – Sarepta Capped Call Confirmations Supplement]